UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: June 15, 2004
                        (Date of earliest event reported)


                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)




   Delaware                       000-26749                     11-2581812
---------------                  -----------              --------------------
(State or other                  (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)             Identification Number)
Incorporation)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 626-0007

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     On June 15, 2004, Registrant issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.


Exhibits

99. Press Release issued June 15, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 15, 2004
                                         By:  /s/ James Bigl
                                            -----------------------------------
                                                  James Bigl, President and
                                                   Chief Executive Officer

                                    INDEX TO EXHIBITS


Exhibit
Number          Description of Exhibit

99              Press Release issued by Registrant on June 15, 2004

                                                                      EXHIBIT 99

Company Contact
Stuart Fleischer                      Investor Relations Contacts            Media Contact
Chief Financial Officer               David Waldman/John Heilshorn           Chenoa Taitt
NMHC                                  Lippert/Heilshorn & Associates         Lippert/Heilshorn & Associates
516-605-6625                          212-838-3777                           212-838-3777
sfleischer@nmhcrx.com                 dwaldman@lhai.com                      ctaitt@lhai.com


For Immediate Release


   National Medical Health Card Announces Appointment of Jim Bigl as Chairman
             of the Board of Directors and Planned Expansion of the
                                 Management Team

     PORT WASHINGTON, N.Y. - June 14, 2004 - National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager
(PBM) doing business as NMHC Rx, today announced that Jim Bigl, chief executive officer and president of NMHC, has been appointed chairman of the board of directors. NMHC also announced that it has commenced an executive search for a new president and CEO to expand and strengthen the management team. Steven Klinsky, former non-executive chairman, will remain an active member of the board of directors and assume the newly created positions of lead non-executive director and chairman of the executive search committee. Mr. Bigl will remain president and chief executive officer through the selection and transition to a new chief executive officer.

     Mr. Klinsky noted, "Jim Bigl has done a terrific job building NMHC to its current level of success and size. Now, Jim and the board will work together on the effort to deepen the NMHC management team and prepare the company for its next long-term growth phase. Our goal is to add a very strong, seasoned new manager to NMHC while enabling Jim to dedicate his time, industry knowledge and strategic vision at the board level. Jim has earned the chairman's role through years of outstanding performance for all shareholders, and we congratulate him."

     Mr. Bigl stated, "Given our rapid growth and the multitude of emerging opportunities, expansion of the breadth and depth of the management team is a targeted focus of our business plan. Additionally, the board and I are convinced that my ability to focus on critical strategic and business development areas as chairman will further support the growth of our company." Mr. Bigl continued, "I am excited about the opportunity to work closely with the board in selecting a successor that will strengthen our management team and be a critical driver in the next phase of the development of our company."

     As part of this strategic succession plan, several elements of Mr. Bigl's contract have been amended including the elimination of the requirement that Mr. Bigl purchase additional shares of NMHC common stock. Additionally, with substantially all of Mr. Bigl's net worth tied into NMHC, Mr. Bigl has notified the company of his intention to sell approximately 200,000 shares of NMHC common stock, or one-third of his total fully-diluted holdings, in the near-term as part of a normal plan to diversify his assets. Mr. Bigl has notified the company that he does not intend to sell additional stock in the foreseeable future. Mr. Bigl is adopting a written plan in accordance with Rule 10b5-1(c) under the Securities Exchange Act of 1934 for the purpose of selling a portion of such shares.

     Rule 10b5-1 permits officers and directors of public companies to adopt predetermined plans for buying or selling specified amounts of stock. The plans may only be entered into when the director or officer is not in possession of material, non-public information. Such trading plans also have the effect of potentially minimizing the market impact of officer and director stock purchases or sales by spreading them over a period beyond the limited insider-trading window following quarterly earnings announcements.

     Other NMHC officers adopting Rule 10b5-1 plans include: Tery Baskin, Chief Marketing Officer, who will sell up to 40,000 shares; Patrick McLaughlin, President--PBM Services, who will sell up to 15,000 shares; Agnes Hall, Chief Information Officer, who will sell up to 15,000 shares; and David Gershen, Executive Vice President--Financial Services, who will sell up to 11,000 shares.

     NMHC also announced that the employment agreements of company officers Mr. Baskin, Ms. Hall and Mr. Gershen have been amended to eliminate the requirement that each individual purchase additional shares of NMHC common stock.


About NMHC

     National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM), Integrail (health information solutions),
NMHC Mail (home delivery pharmacy), and Ascend (specialty pharmacy solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs.

Forward-Looking Statements

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "estimate", "believes", "anticipates", "thinks", "intends", "will be", "expects", "plans" and similar expressions identify forward-looking statements. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2003, and other Securities and Exchange Commission filings.